UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Francis C. Poli 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2017

Item 1. Schedule of Investments

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

August 31, 2017 (Unaudited)

	Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED
COMPANIES 120.5%
COMPRESSION 1.6%
Archrock Partners LP	341,556	$4,679,317
CRUDE/REFINED PRODUCTS 20.2%
Buckeye Partners LP(a)	233,675	13,363,873
Delek Logistics Partners LP	69,900	2,191,365
Enbridge Energy Management LLC(b)	603,904	8,702,257
Genesis Energy LP(a)	241,597	6,450,640
Kinder Morgan Canada Ltd., 144A (CAD) (Canada)(c)	295,900	4,108,834
NuStar GP Holdings LLC(a)	218,243	4,615,839
Plains All American Pipeline LP(a)	851,780	18,449,555
Valero Energy Partners LP	45,400	1,977,170
		59,859,533
DIVERSIFIED MIDSTREAM 60.5%
Andeavor Logistics LP(a)	283,700	14,114,075
Energy Transfer Equity LP(a)	569,432	9,891,034
Energy Transfer Partners LP(a)	2,115,433	40,214,381
Enterprise Products Partners LP(a)	1,771,964	46,195,101
Kinder Morgan(a)	363,279	7,022,183
MPLX LP	734,100	25,194,312
Pembina Pipeline Corp. (CAD) (Canada)	187,143	6,032,037
Williams Partners LP(a)	781,609	30,795,395
		179,458,518
GATHERING & PROCESSING 24.3%
American Midstream Partners LP	234,898	3,088,909
Antero Midstream GP LP(a)	357,745	6,818,620
Cone Midstream Partners LP	15,487	269,938
DCP Midstream Partners LP(a)	93,894	3,014,936
Enable Midstream Partners LP(a)	258,566	3,850,048
EnLink Midstream Partners LP(a)	429,226	6,966,338
Hess Midstream Partners LP(a)	197,769	4,165,015
Noble Midstream Partners LP(a)	125,906	6,064,892
ONEOK	222,360	12,043,018
Rice Midstream Partners LP(a)	369,875	7,674,906
Tallgrass Energy GP LP(a)	136,338	3,664,765
Tallgrass Energy Partners LP(a)	93,899	4,438,606
Targa Resources Corp.(a)	85,425	3,807,392
Western Gas Equity Partners LP(a)	105,738	4,285,561

	Number of Shares/Units	Value
Western Gas Partners LP	40,000	$2,043,200
		72,196,144
MARINE SHIPPING/OFFSHORE 4.7%
GasLog Partners LP (Monaco)	73,000	1,657,100
Golar LNG Partners LP (Marshall Islands)	322,492	7,088,374
Hoegh LNG Partners LP (Marshall Islands)	166,183	3,066,076
KNOT Offshore Partners LP (Marshall Islands)	88,141	2,075,721
		13,887,271
NATURAL GAS PIPELINES 5.5%
Cheniere Energy Partners LP(a)	283,354	7,843,239
TC PipeLines LP(a)	79,683	4,192,919
TransCanada Corp. (CAD) (Canada)	83,511	4,240,587
		16,276,745
OTHER 1.3%
Sprague Resources LP(a)	155,945	4,015,584
PROPANE 1.5%
Suburban Propane Partners LP(a)	182,488	4,518,403
RENEWABLE ENERGY 0.9%
Pattern Energy Group(a)	105,620	2,653,174
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$343,635,823)		357,544,689
PREFERRED SECURITIES—$25 PAR VALUE 6.8%
BANKS 1.9%
Bank of America Corp., 6.00%, Series EE(d)	63,725	1,711,016
Capital One Financial Corp., 5.20%, Series G(d)	28,550	716,605
Citigroup, 6.30%, Series S(d)	16,926	456,325
GMAC Capital Trust I, 7.10%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)(e)	35,000	914,200
New York Community Bancorp, 6.375%, Series A(d)	28,460	835,586
Wells Fargo & Co., 5.625%, Series Y(d)	14,575	378,513
Wells Fargo & Co., 5.85%(d)	22,275	605,657
		5,617,902
CHEMICALS 0.6%
CHS, 7.10%, Series II(d)	31,125	922,234

	Number of Shares/Units	Value
CHS, 7.50%, Series 4(d)	29,741	$878,846
		1,801,080
DIVERSIFIED FINANCIAL SERVICES 0.6%
Morgan Stanley, 5.85%, Series K(d)	70,400	1,919,808
INSURANCE 0.5%
PROPERTY CASUALTY—FOREIGN 0.2%
Validus Holdings Ltd., 5.80% (Bermuda)(d)	17,442	441,632
REINSURANCE—FOREIGN 0.3%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)(d)	40,400	1,022,120
		1,463,752
INTEGRATED TELECOMMUNICATIONS SERVICES 0.0%
Qwest Corp., 6.75%, due 6/15/57	5,000	128,450
MARINE SHIPPING/OFFSHORE 0.1%
GasLog Partners LP (Monaco), 8.625%, Series A(d)	11,000	291,390
PIPELINES 0.3%
NuStar Energy LP, 7.625%, Series B(d)	32,373	816,447
REAL ESTATE—DIVERSIFIED 0.5%
VEREIT, 6.70%, Series F(d)	57,812	1,493,284
TECHNOLOGY—SOFTWARE 0.2%
eBay, 6.00%, due 2/1/56	16,576	447,552
UTILITIES 2.1%
Dominion Resources, 5.25%, due 7/30/76, Series A	39,086	1,006,855
DTE Energy Co., 5.375%, due 6/1/76, Series B	43,925	1,136,340
DTE Energy Co., 6.00, due 12/15/76, Series F	15,000	408,000
Integrys Holdings, 6.00%, due 8/1/73	48,029	1,345,412
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	9,871	253,685
SCE Trust IV, 5.375%, Series J(d)	20,160	552,384
Southern Co./The, 6.25%, due 10/15/75	54,000	1,470,420
		6,173,096
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$18,715,177)		20,152,761

	Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES 4.1%
BANKS 0.6%
Bank of America Corp., 6.25%, Series X(d)	$600,000		$660,150
Citigroup, 6.25%, Series T(d)	415,000		464,281
CoBank ACB, 6.25%, Series F, 144A(c),(d)	4,300	†	463,997
Wells Fargo Capital X, 5.95%, due 12/1/86, (TruPS)	250,000		284,375
			1,872,803
BANKS—FOREIGN 0.8%
Barclays PLC, 7.875% (United Kingdom)(d)	400,000		435,980
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)(d)	1,000,000		1,110,000
Societe Generale SA, 7.375%, 144A (France)(c),(d)	200,000		216,750
Societe Generale SA, 7.875%, 144A (France)(c),(d)	400,000		449,500
			2,212,230
INTEGRATED TELECOMMUNICATIONS SERVICES 0.3%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(c)	500	†	580,156
SoftBank Group Corp., 6.00% (Japan)(d)	200,000		201,000
SoftBank Group Corp., 6.875% (Japan)(d)	200,000		206,175
			987,331
PIPELINES 1.0%
Enbridge, 5.50%, due 7/15/77(Canada)(e)	1,500,000		1,509,375
Enterprise Products Operating LLC, 5.25%, due 8/16/77, Series E	562,000		563,827
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	936,000		1,022,580
			3,095,782
UTILITIES 1.4%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	850,000		974,094
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(c)	2,200,000		2,664,750
Southern Co./The, 5.50%, due 3/15/57, Series B	400,000		424,082
			4,062,926
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$11,496,771)			12,231,072

		Number of Shares	Value
SHORT-TERM INVESTMENTS 2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.90%(f)		7,300,000	$7,300,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,300,000)			7,300,000

TOTAL INVESTMENTS (Identified cost—$381,147,771)	133.9%		397,228,522

LIABILITIES IN EXCESS OF OTHER ASSETS	(33.9)		(100,544,326)
NET ASSETS (Equivalent to $11.07 per share based on 26,793,340 shares of common stock outstanding)	100.0%		$296,684,196

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

(a)    All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $212,149,015 in aggregate has been pledged as collateral.

(b)    Non-income producing security.

(c)     Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $8,483,987 or 2.9% of the net assets of the Fund, of which 0.0% are illiquid.

(d)    Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

(e)     Variable rate. Rate shown is in effect at August 31, 2017.

(f)      Rate quoted represents the annualized seven-day yield of the fund.

†            Represents shares.

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with investing in those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

assigned level within the disclosure hierarchy.  There were no transfers between Level 1 and Level 2 investments as of August 31, 2017.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$357,544,689	$357,544,689	$—	$—
Preferred Securities— $25 Par Value:			—	—
Utilities	6,173,096	4,827,684	1,345,412	—
Other Industries	13,979,665	13,979,665	—	—
Preferred Securities— Capital Securities	12,231,072	—	12,231,072	—
Short-Term Investments	7,300,000	—	7,300,000	—
Total Investments(a)	$397,228,522	$376,352,038	$20,876,484	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Gathering & Processing
Balance as of November 30, 2016	$1,148,691
Sales	(1,346,539)
Realized gain (loss)	166,214
Change in unrealized appreciation (depreciation)	31,634
Balance as of August 31, 2017	$—

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Principal Executive Officer

Date: October 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin		By:	/s/ James Giallanza
	Name:	Adam M. Derechin		Name:	James Giallanza
	Title:	President and Principal Executive Officer		Title:	Principal Financial Officer

	Date: October 23, 2017			Date: October 23, 2017